Exhibit 99.3

Annual Shareholders Meeting June 2, 2015 1

Meeting Overview 2 Proxy Tally and Results Eric Converse, President and Chief Executive Officer Project and Site Management Lianne Cox, Director of Project Management Data Management Mike Barrett, Director of Data Management Achieving Operational Excellence Ron Way, Vice President of Operations Financial Review Jim Groff, Chief Financial Officer Proxy Summons Introductions and Opening Remarks Eric Converse, President and Chief Executive Officer

Forward - looking Statements The statements contained in this press release that are not purely historical are forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. These forward - looking statements include, but are not limited to, statements regarding the expected benefits of the company’s investment in infrastructure, sales and marketing efforts, the Scientific Advisory Board, backlog, awards and bookings and the performance of existing projects and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Forward - looking statements deal with the company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements. Many of these risks and uncertainties are discussed in the company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission (the “SEC” ), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov . These include without limitation: the risk of cancellation or delay of customer contracts or that contract awards do not turn into signed contracts. Other risks include the company’s dependence on its largest customers and risk of contract performance, protection of our intellectual property and the risks of infringement of the intellectual property rights of others. All forward - looking statements speak only as of the date of this press release and the company undertakes no obligation to update such forward - looking statements. 3

Finance Update Jim Groff, Chief Financial Officer

First Quarter 2015 Financial Review 5 2015 2014 Change Revenues 2,814$ 2,353$ 20% Cost of Services 1,840$ 1,595$ 15% Gross Profit 974$ 758$ 28% Gross Margin 35% 32% Operating Expenses Research and Development 350$ 286$ 22% Sales and Marketing 280$ 345$ -19% General and Administrative 799$ 687$ 16% Depreciation and Amortization 97$ 87$ 11% Total Operating Expenses 1,526$ 1,405$ 9% Operating Loss (552)$ (647)$ -14% March 31, (thousands of dollars) Three Months Ended

First Quarter 2015 Financial Review 6 March 31, December 31, 2015 2014 (Unaudited) 2,393,968$ 4,046,599$ 2,097,513 1,814,143 535,549 410,188 5,027,030 6,270,930 1,166,284 1,211,770 337,174 330,873 Other Assets 8,486 10,661 6,538,974$ 7,824,234$ 1,015,871$ 1,289,099$ 414,966 681,964 475,299 670,332 335,333 335,333 2,241,469 2,976,728 Total stockholders' equity 4,297,505 4,847,506 6,538,974$ 7,824,234$ Total liabilities and stockholders' equity Accounts payable and accrued expenses Accrued payroll Unearned revenue Dividends payable Total current liabilities Patents, net Property and equipment, net Total assets Liabilities and Stockholders’ Equity Current liabilities Total current assets Assets Current assets Cash Accounts receivable, net Prepaid expenses and other current assets

Eric T. Converse , President and Chief Executive Officer

Progress in 2014 • Alliances • IXICO – TrialTracker - three wins for the Alliance • Micron – Currently working on a Project in Japan • Investments in Infrastructure • Investments in Operational Efficiencies • More Face to Face Interaction with Sponsors • Strengthened and rebuilt relationships • Stepped Up Marketing Campaign • Just in New Hope for a live seminar 8

Investment in Our Team • Imaging Science • Rhiannon Gaborski – Masters in Biomedical Engineering • Dr. Jennifer Fox – Ph.D. Neuroscience • Larry Molinelli – Radiological Technologist • Dr. Vijay Shah – Ph.D. Computer Engineering • Software Development • Patrick Rox • Incoming Imaging • Therese Crilly • Human Resources • Barbara Ulrich 9

Operations – Vice President Ron Way • Focus of Today’s Meeting • Operational Excellence • Reason Customers Stay with VSCP • Reputation! – Collaboration is at our Core • Lean Six Sigma Black Belt • Built a Deep Bench • Keeps it Simple • It’s the People! 10

Achieving Operational Excellence Ron Way, Vice President of Operations 11

Achieving Operational Excellence • The VirtualScopics Process Flow • Understanding the process • Operational Excellence • Definition • Measurement • Methods • Investments • People • Tools • Performance Monitoring • Key performance indicators • Department Leaders 12

The VirtualScopics Process Flow • Simplifying our Operations • Easy to overcomplicate • Images in, Numbers out • Similar to any manufacturing company • Suppliers, Raw Materials, Process, Finished Product • Suppliers (sites ) • Identifying suppliers • Providing detailed specifications • Raw Materials (images ) • Incoming/receiving • Inspection to specifications 13 2.2688 1.8036 4.0920 2.6095 1.6906 4.4118 2.2680 1.3945 3.1627 3.8279 2.6312 10.0721 2.6655 1.3337 3.5548 1.7442 1.0491 1.8298

The VirtualScopics Process Flow • Suppliers, Raw Materials, Process, Finished Product • Processing (analysis) • Customized Equipment in the form of software • Analysis - Multiple tools available • Quality Controls to ensure conformance • Finished Product (Results) • Delivering results of the analysis • Millions of values representing our finished product • Achieving Six Sigma performance levels • Defects at a level of no more than 3.4 per million 14

Achieving Operational Excellence • What is it? • Everyone focusing on customer needs • Continuous Improvement • Empowering people • How we measure it? • Quality Data, On Time, Within Budget and on a consistent basis • On time delivery • Hundreds of deliveries each month • >99% on time • Customer Loyalty – repeat customers • Performance brings customers back 15

Achieving Operational Excellence • How we get there • People • A passion for what we do • Dedication • Commitment • Customer Service • Exceeding customer expectations • It’s part of our interviewing process • Collaboration • Understanding customer needs • Providing our expertise and experience 16

Achieving Operational Excellence: Investments • Systems and Tools • Create repeatable process steps • Monitor key performance indicators • Past Investments in Solutions • Internally developed software • 3 rd Party Analysis Tools • Site and Query Management System • Trial Tracker from IXICO 17 50% 70% 90%

Achieving Operational Excellence: Investments • Systems and Tools • Future Investments – Part of our R&D spending • New 3 rd party analysis platform coming in the Fall • Efficiencies achieved • But not at the expense of quality 18

Achieving Operational Excellence: Investments • Investments in People • Commitment to training • Project Manager Professional (PMP certification) • Technologist Certification • Building Alliances 19

Measuring Performance • On Time Deliveries • External to sponsors and internal to departments • Quick turn analysis • Repeat Customers • Winning confidence of sponsors • Quality • Delivering ‘Right the First Time’ 20

The Result • Quality Data • On Time • Within Budget • On a Consistent Basis Achieving the goal of Operational Excellence 21

Achieving Operational Excellence • Operations Leadership • Mike Barrett • Director of Data Management • MBA Graduate of Simon School of Business • Started in 2010 at VirtualScopics • Over 25 years at Eastman Kodak • Experience in Health Field and Clinical Trials • Experienced Senior Level Leader • Data Management • Involvement in setting delivery specifications and delivering results 22

Michael J. Barrett, Director of Data Management 23

Data Management • What do we do? • Translate overall trial needs into Data Specifications • Form, format, frequency of data elements in the trial • Dozens of contributors across multiple disciplines • How do we do it? • Connect with Sponsor team right upfront • Become integral part of their Data Management team • Manage the deployment of the trial set - up process within VS WE MANAGE DATA – LOTS AND LOTS OF DATA! 24

What Types of Data? 25 Image Files (“raw material”) (CT, MRI, Xray , DXA) VirtualScopics Database VS Analysis Platform “Biomarker” Delivery Images in… …Numbers out! Each delivery can contain > 1,000,000 data elements!

“Audit - ready” Data Integrity 26 “Biomarker” Delivery VS Analysis Platform VirtualScopics Database Image Files (CT, MRI, Xray , DXA) 1: FDA starts with the Data we delivered to the Sponsor… 2: Individual data elements are then meticulously traced back to the VS database… 3: and then mapped back to the actual analysis performed by VS Radiology… 4: Finally, back to the original Image Files!

FDA Audit – October 2014 • Very Large Phase III Trial • Audit conducted over 4 days • Covered all aspects of the data life cycle • Result: No findings! • FDA approved NDA months ahead of plan! • That’s what “Audit - ready” means! 27

Investing In Our People Peggy Munro • Joined VirtualScopics in 2006 • Senior Project Manager (2012) • Manager of Commercialization (2014) • Project Management Professional TM Certification • Minimum of 35 hours formal PMP education • 300+ hours of exam preparation • 4 Hour Examination • Earned her certification December 2014 • On the first try! 28

Investing in our Infrastructure 29 Repository for Study Documents Safe, quick electronic transfer of radiology images Speedy resolution of Data Queries!

Collaboration is at our Core • Daily collaborations with… • Site Management: “Ready for First Patient” • Image Science: Analysis deliverables understood • Sponsor: Data Transfer Specifications tested • Software Development: Coordinate Analysis Set - up • Project Management: Establish delivery schedules • Quality : 100% compliance to Regulations and Contract • Across dozens of Sponsors, hundreds of Sites, thousands of Subjects, and millions of discrete data elements EVERY BUSINESS DAY! 30

How Do We Measure Success? • Are we easy for Sponsors to do business with? • Move from “Meeting Needs” to “Delighting” • Do Imaging Sites recommend us? • Do we respect their time and needs? • Can we scale? • Can we do it better at lower cost? • Quality is NEVER a variable! 31 Data Management – We Deliver!

Achieving Operational Excellence • Operations Leadership • Lianne Cox • Director of Project Management • B.S. in Biology • Started in 2009 at VirtualScopics • Began in Project Management • Managed Site Management • Nine years experience at Tyco Electronics in logistics • Respected leader in VirtualScopics emphasizing customer service • Developing Project Management into industry leader 32

VirtualScopics Operational Excellence Project and Site Management Lianne Cox, Director of Project Management 33

What Does Project Management Do? • Works directly with sponsor Clinical Trial Teams • Provides information to and guides internal teams • Calls, Revenue, Forecasting, Emails, Data Reconciliation, Budgeting, Risk Management, Relationship Building, Imaging Guidance, Meetings, Travel…. • Ensures On - Time, Quality Deliverables within Scope 34

Relationships Matter • Trust • Reliability • Loyalty • Guidance • Team Work 35

Trust Alan Soanes, Manager of Project Management Trust: Created trust and respect for VirtualScopics’ operational capabilities with one of the industry’s leading Imaging Experts. Created opportunities at a new Pharmaceutical company in 2014 which continues to hold a promising future of bookings. Our sponsors must TRUST us to provide them the best information and support available 36

Reliability Robin Mastin - Gill, Manager of Site Operations Reliability: Services all imaging sites to ensure the best level of service is provided by our team. Sites actively being managed has grown by over 50% during the last 12 months and the growth has appeared seamless. Imaging Site relationships are key to successful study execution. We must be RELIABLE in our performance and committed to providing on - time and quality service to all customers 37

Loyalty Michael Cox, Senior Project Manager Loyalty: Standardized process and communications and helped to build a strategic partnership with a leading Pharmaceutical company. VirtualScopics has become one of two preferred imaging vendors attributing to VirtualScopics’ first Program Award. We must develop LOYALTY with our sponsors by providing standardized and consistent service and ensuring repeat business 38

Guidance Danielle Staffo, Project Manager II Guidance: VirtualScopics was a sponsor’s first imaging core lab experience. Guided sponsor through successful imaging implementation. Sponsor’s confidence in VirtualScopics led to a second, Phase III study which was the direct result of this relationship. We must provide solid and reputable GUIDANCE so that our sponsors’ confidence in us will grow 39

Team Work Marya Kaszubinski, Project Manager II - New Hope Office Team Work: Manages current portfolio for leading Pharmaceutical company. Became part of the study team and built relationships and confidence to increase number of active studies six fold. We become a part of the sponsor TEAM, allowing all elements of a relationship to be realized and the highest success for a study to be gained 40

Relationships Matter • Alan Soanes • Robin Mastin - Gill • Michael Cox • Danielle Staffo • Marya Kaszubinski • An Entire TEAM of dedicated and talented individuals Collaboration is at our Core Project Management and Site Management help to ensure repeat business and customer loyalty 41

Voting Results 42

Thank you